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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            ________________________

                                    FORM 8-K
                                 CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                January 4, 2001



                  ST. JOHN KNITS INTERNATIONAL, INCORPORATED
            (Exact name of Registrant as Specified in its Charter)


          Delaware                       333-73107               52-2061057
(State or other jurisdiction         (Commission File         (I.R.S. Employer
     of incorporation)                    Number)            Identification No.)


17622 Armstrong Avenue, Irvine, California                           92614
 (Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:        (949) 863-1171

                                Not Applicable
        (Former Name or Former Address, if Changed Since Last Report.)
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Item 5.   OTHER EVENTS

     On January 4, 2001, St. John Knits International, Incorporated (the "Company") announced the appointment of H.W. Mullins as Chief Executive Officer of the Company. Mr. Mullins will assume this position later in January when he succeeds Bob Gray who will continue as Chairman of the Board. See press release dated January 4, 2001, attached as Exhibit 99.1.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


       Exhibit
       Number                           Description
       ------                           -----------

        99.1 St. John Knits International, Incorporated Press Release Dated January 4, 2001.




                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 4, 2001                  ST. JOHN KNITS INTERNATIONAL,
                                        INCORPORATED


                                        By:    /s/ Roger G. Ruppet
                                               -------------------
                                               Roger G. Ruppert
                                        Title: Senior Vice President - Finance,
                                               Chief Financial Officer

                                       2
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                                 EXHIBIT INDEX
                                 -------------


      Exhibit
      Number                      Description of Exhibit
      ------                      ----------------------

       99.1 St. John Knits International, Incorporated Press Release Dated January 4, 2001.